INCOME TAXES	12 Months Ended
Dec. 31, 2025
INCOME TAXES
INCOME TAXES

11.INCOME TAXES:

United States and foreign profit/(loss) from operations before income taxes was as follows:

	December 31,
	2025	2024
United States	(2,291)	(1,294)
Foreign	(8,242)	(9,035)
Loss before income taxes	$(10,533)	$(10,329)

The Company adopted ASU 2023-09 “Income Taxes (Topic 740): Improvements To Income Tax Disclosures” on a prospective basis beginning with the year ended December 31, 2025. The following table presents required disclosure pursuant to ASU 2023-09 and reconciles the U.S. federal statutory tax amount and rate to our actual global effective amount and rate for the year ended December 31, 2025:

	For the year ended December 31, 2025
(in thousands)	Amount	Percentage
U.S. federal statutory tax rate	$(2,212)	21.0%
State and local income taxes, net of federal income tax effect (1)	1	0.0%
Foreign tax effects
United Kingdom
Statutory tax rate difference between United Kingdom and the United States	(326)	3.1%
Changes in valuation allowances	1,362	(12.9)%
Nondeductible research expense	723	(6.9)%
Other	(54)	0.5%
Effect of changes in tax laws or rates enacted in the current period	—	0.0%
Effect of cross-border tax laws	—	0.0%
Tax credits	—	0.0%
Changes in valuation allowances	364	(3.5)%
Nontaxable or nondeductible items
Stock compensation	109	(1.0)%
Other	1	0.0%
Changes in unrecognized tax benefits	—	0.0%
Other adjustments	7	(0.1)%
Provision for income taxes and effective tax rate	$(24)	0.2%

(1)   During the year ended December 31, 2025, state taxes in California made up the majority of tax effects in this category.

The following table presents the required disclosures prior to the adoption of ASU 2023-09 and reconciles the U.S. federal statutory income tax rate to the actual global effective income tax rate for the year ended December 31, 2024:

For the year ended December 31,
(in thousands)	2024
Taxes at domestic rate	21.0%
State and local income taxes	0.0%
Non-US statutory rates	3.5%
Permanent items	-2.4%
Nondeductible Research Expense	-6.1%
Change in valuation allowance	-17.2%
Warrant revaluation	1.4%
Prior year true-up	0.2%
Effective tax rate	0.4%

The components of income tax provision/(benefit) are as follows:

	December 31,
	2025	2024
Current
Federal	$—	$—
State	1	1
Foreign	(25)	—
Total Current	$(24)	$1

Deferred
Federal	—	—
State	—	—
Foreign	—	—
Total Deferred	—	—
Total	$(24)	$1

Deferred income taxes reflect the net tax effects of temporary differences between the carrying value of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. The temporary differences that give rise to deferred tax assets and liabilities are as follows:

	December 31,
	2025	2024
Deferred tax assets/(liabilities):
Net operating loss carryforwards	$14,817	$12,356
Stock Compensation	378	263
Property plant and equipment	(45)	(67)
Other	49	79
	15,199	12,631
Valuation allowance	(15,199)	(12,631)
Deferred tax assets, net of allowance	$—	$—

The Company recorded a full valuation allowance against its net deferred tax assets as of December 31, 2025, and 2024. The Company considered the positive and negative evidence bearing upon its ability to realize the deferred tax assets. In addition to the Company’s history of cumulative losses, the Company cannot be certain that future taxable income will be sufficient to realize its deferred tax assets. Accordingly, a full valuation allowance has been provided against its net deferred tax assets. When the Company changes its determination as to the amount of its deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to the provision for income taxes in the period in which such determination is made.

As of December 31, 2025, and 2024, the Company had United Kingdom net operating loss carry-forwards of approximately $51.8 million and $43.3 million, respectively. The United Kingdom net operating loss carry-forwards were generated in the tax years from 2009 to 2025 with an unlimited carry-forward period.

As of December 31, 2025, and 2024, the Company had United States federal net operating loss carry-forwards of approximately $8.3 million and $6.4 million, respectively. The United States federal net operating loss carry-forwards were generated in the tax years from 2020 to 2025 with an unlimited carry-forward period. As of December 31, 2025, and 2024, the Company had U.S. state net operating loss carry-forwards of approximately $1.8 million and $1.8 million, respectively. The U.S. state net operating loss carry-forwards were generated in the tax years from 2021 to 2025 expiring at various dates through 2045.

The Company has no uncertain tax positions, or penalties and interest accrued, that if recognized would reduce net operating loss carry-forwards or affect tax expense.

The Company files tax returns as prescribed by the tax laws in the Unites States and United Kingdom in which they operate. In the normal course of business, the Company is subject to examination by the federal jurisdiction based on the statute of limitations. As of December 31, 2025, open years related to the United States and United Kingdom are 2021 to 2024.

The Company has no open tax audits with any taxing authority as of December 31, 2025. As of December 31, 2025 and December 31, 2024, the Company had no accrued interest and penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statements of operations.

The Company adopted ASU 2023-09 on a prospective basis for the year ended December 31, 2025 and has included the following table as a result of adoption, which presents income taxes paid (net of refunds received) for the year ended December 31, 2025:

For the year ended December 31,
(in thousands)	2025
U.S. Federal	$—
State:
California	1
Other states	(0)
State subtotal	1
Foreign:
United Kingdom	(25)
Foreign subtotal	(25)
Total cash paid for income taxes (net of refunds)	$(24)

The Company had $1 thousand of income taxes paid for the year ended December 31, 2024, prior to the adoption of ASU 2023-09.

On July 4, 2025, the One Big Beautiful Bill Act was enacted, introducing significant changes to U.S. federal tax law, including modifications to corporate tax rates, deductions, and tax credit provisions. As of December 31, 2025, the Company completed its analysis and determined that no material adjustments resulted from the new legislation.